UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 12, 2010

VARIAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25393	77-0501995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3120 Hansen Way

Palo Alto, California 94304-1030

(Address of principal executive offices, including zip code)

(650) 213-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 12, 2010, the European Commission confirmed that the conditions set out in its clearance decision of January 20, 2010 for the proposed acquisition of Varian, Inc. by Agilent Technologies, Inc. (the “Merger”) to proceed have now been met. The closing of the Merger remains subject to regulatory approval by the United States Federal Trade Commission (“FTC”) and the satisfaction or waiver of certain other customary closing conditions and is expected to occur promptly after the receipt of FTC approval.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbors created therein. The forward-looking statements relate to the timing of the closing of the Merger. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially. Varian assumes no obligation to update any forward-looking statement contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN, INC.

By:	/S/ A. W. HOMAN
Name:	A. W. Homan
Title:	Secretary

Date: May 12, 2010